                                                                   Exhibit 24(a)

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 7, 2003               /s/ Jeffrey W. Basch
                                     --------------------
                                     Jeffrey W. Basch
                                     Vice President and Chief Accounting Officer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 7, 2003               /s/ W. Thomas Forrester
                                     -----------------------
                                     W. Thomas Forrester
                                     Vice President and Chief Financial Officer

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 7, 2003                  /s/ Glenn M. Renwick
                                        -----------------------------
                                        Glenn M. Renwick
                                        Director, Chief Executive Officer and
                                        President

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 4, 2003                       /s/ Milton N. Allen
                                             ----------------------------
                                             Milton N. Allen
                                             Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 7, 2003                       /s/ B. Charles Ames
                                             -------------------------
                                             B. Charles Ames
                                             Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 7, 2003                      /s/ Charles A. Davis
                                            ---------------------
                                            Charles A. Davis
                                            Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 4, 2003                        /s/ Stephen R. Hardis
                                              ---------------------
                                              Stephen R. Hardis
                                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 6, 2003                        /s/ Bernadine P. Healy
                                              -------------------------
                                              Bernadine P. Healy
                                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 7, 2003                         /s/ Jeffrey D. Kelly
                                               --------------------
                                               Jeffrey D. Kelly
                                               Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 4, 2003                      /s/ Philip A. Laskawy
                                            ------------------------------------
                                            Philip A. Laskawy
                                            Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 7, 2003                  /s/ Peter B. Lewis
                                        ---------------------------------
                                        Peter B. Lewis
                                        Chairman of the Board and Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 7, 2003                      /s/ Norman S. Matthews
                                            ------------------------
                                            Norman S. Matthews
                                            Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles E. Jarrett, Dane A. Shrallow, Michael R. Uth and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 350,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 2003 Directors Equity Incentive Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:    April 6, 2003                        /s/ Donald B. Shackelford
                                              -------------------------
                                              Donald B. Shackelford
                                              Director